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                                                                    EXHIBIT 10-A

                           THIRD AMENDMENT AGREEMENT

         This Third Amendment Agreement (this Amendment") is made and entered into as of October 12, 1994, by and among FOXMEYER HEALTH CORPORATION (f/k/a National Intergroup, Inc.) ("Borrower"), a Delaware corporation, the Banks identified on the signature pages hereof ("Banks") and BANQUE PARIBAS, a bank organized under the laws of the Republic of France, as Agent for Banks ("Agent").

         A. Pursuant to that certain Loan Agreement dated as of January 13, 1994, by and among Borrower, Banks and Agent, as amended by that certain First Amendment to Loan Agreement dated as of January 13, 1994, as further amended by that certain Second Amendment to Loan Agreement dated as of September 6, 1994 (as the same may be amended, renewed, extended, restated or otherwise modified from time to time, the "Agreement"), Banks agreed to provide to Borrower a revolving credit and letter of credit facility in the maximum aggregate principal amount of $15,000,000.

         B. The indebtedness of Borrower to the Banks pursuant to the Agreement is evidenced by (i) a Promissory Note dated February 22, 1994, in the maximum original principal amount of $10,000,000 made by Borrower and payable to the order of Banque Paribas, and (ii) a Promissory Note dated February 22, 1994, in the maximum original principal amount of $5,000,000 made by Borrower and payable to the order of Credit Lyonnais New York Branch (as amended, renewed, extended, restated, replaced or supplemented from time to time, whether by one or more other promissory notes or otherwise and whether payable to the Banks identified above or their successors or assigns, the "Notes").

         C. The Obligations (as such term is defined in the Agreement) are secured by security interests evidenced and created by that certain Amended and Restated Pledge and Security Agreement dated as of October 12, 1994, by and between Borrower and Agent (as the same may be amended, renewed, extended, restated or otherwise modified from time to time, the "Security Agreement") presently covering, in part, 4,000,000 shares of common stock of FoxMeyer Corporation owned by Borrower.

         D. Borrower has, concurrently with the effective date of this Amendment, changed its name from "National Intergroup, Inc." to "FoxMeyer Health Corporation."

         E. Borrower, Agent and Banks desire to amend the Agreement, the Notes, the Security Agreement and the other Loan Documents to reflect such name change.

         NOW, THEREFORE, in consideration of the mutual covenants and agreements contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

         1. Terms Defined. Unless otherwise defined in this Amendment, each capitalized term used in this Amendment has the meaning given to such term in the Agreement (as amended by this Amendment).
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         2.      Amendments to the Loan Documents relating to Name Change.
Effective as of the date hereof, the Agreement, the Notes, the Security Agreement and the other Loan Documents are amended such that the term "National Intergroup, Inc.", wherever such word appears in the Loan Documents, shall instead mean and refer to the term "FoxMeyer Health Corporation". Without limiting the generality of the foregoing, effective as of the date hereof, the definition of the term "Borrower" contained in Section 1.1 of the Agreement is amended and restated to read in its entirety as follows:

         "`Borrower' means FoxMeyer Health Corporation, a Delaware corporation."

         3. Effect of this Amendment. The Loan Documents, as amended by this Amendment, shall remain in full force and effect except that any reference therein to any Loan Document(s) shall be deemed to refer to such Loan Document(s) as amended by this Amendment.

         4. Conditions Precedent. The effectiveness of this Amendment is subject to each of the following conditions precedent:

                 4.1 Agent's receipt of a certified copy of the resolutions of the Board of Directors of Borrower authorizing this Amendment and the change of the Borrower's name to FoxMeyer Health Corporation.

                 4.2 Borrower's execution and/or delivery of (i) additional financing statements as Agent may request, each in form and substance satisfactory to Agent and Banks, and (ii) any and all other agreements, documents and instruments as Agent or Banks may request relating to the Liens on the Collateral securing the Obligations.

                 4.3 Agent's receipt of Lien searches in the name of FoxMeyer Health Corporation in each jurisdiction where Borrower maintains an office or has Assets, showing no financing statements or other Lien instruments of record except for Permitted Liens.

                 4.4 Agent's receipt of evidence satisfactory to Agent confirming the effectiveness of the change of Borrower's name to FoxMeyer Health Corporation.

         5. Representations and Warranties. Borrower hereby represents and warrants to Agent and Banks that, as of the date of and after giving effect to this Amendment, (a) all representations and warranties set forth in Article V of the Agreement and in Article III of the Security Agreement are true and correct as if made again on and as of such date (except to the extent that such representations and warranties were expressly, in the Agreement, made only in reference to a specific date), (b) no Default or Event of Default has occurred and is continuing, and (c) the Agreement, the Notes, the Security Agreement and the other Loan Documents (as amended by this Amendment) are and remain legal, valid, binding and enforceable obligations of Borrower.




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         6.      GOVERNING LAW.  THIS AMENDMENT AND THE OTHER LOAN DOCUMENTS
SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF TEXAS AND APPLICABLE U.S. FEDERAL LAWS.

         7. Counterparts. This Amendment may be executed in any number of counterparts, all of which when taken together shall constitute one agreement, and any of the parties hereto may execute this Amendment by signing any such counterpart.

         8. NO ORAL AGREEMENTS. THIS AMENDMENT, TOGETHER WITH THE AGREEMENT AND THE OTHER LOAN DOCUMENTS AS WRITTEN, REPRESENT THE FINAL AGREEMENTS BETWEEN AND AMONG THE PARTIES HERETO AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN (A) BORROWER AND (B) AGENT OR ANY BANK.

         9. Agreement Remains in Effect; No Waiver. Except as expressly provided herein, all terms and provisions of the Loan Documents shall remain unchanged and in full force and effect and are hereby ratified and confirmed. No waiver by Agent or any Bank of any Default or Event of Default shall be deemed to be a waiver of any other Default or Event of Default. No delay or omission by Agent or any Bank in exercising any power, right or remedy shall impair such power, right or remedy or be construed as a waiver thereof or an acquiescence therein, and no single or partial exercise of any such power, right or remedy shall preclude other or further exercise thereof or the exercise of any other power, right or remedy under the Agreement, the Loan Documents or otherwise.

         10. Payment of Costs, Fees and Expenses. Borrower shall promptly pay any and all costs, fees and expenses paid or incurred by Agent incident to this Amendment (including, without limitation, the fees and expenses of counsel to Agent).





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         IN WITNESS WHEREOF, Borrower, Agent and Banks have caused this
Amendment to be executed and delivered by their duly authorized officers effective as of the date first above written.

                                         BORROWER:
                                         --------

                                         FOXMEYER HEALTH CORPORATION,
                                            (f/k/a National Intergroup, Inc.)


                                         By:____________________________
                                         Name:__________________________
                                         Title:_________________________


                                         AGENT:
                                         -----

                                         BANQUE PARIBAS, as Agent for Banks


                                         By:____________________________
                                         Name:__________________________
                                         Title:_________________________


                                         By:___________________________
                                         Name:_________________________
                                         Title:________________________





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                                         BANKS:
                                         -----

                                         BANQUE PARIBAS


                                         By:___________________________
                                         Name:_________________________
                                         Title:________________________


                                         By:___________________________
                                         Name:_________________________
                                         Title:________________________

                                         CREDIT LYONNAIS NEW YORK BRANCH


                                         By:___________________________
                                         Name:_________________________
                                         Title:________________________





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